Exhibit 10.68
AMENDMENTS TO
EQUITY AWARD AGREEMENTS UNDER
THE GOLDMAN SACHS AMENDED AND RESTATED
STOCK INCENTIVE PLAN
(Effective December 31, 2008)
          Each of the “Award Agreements” is hereby amended, as set forth below, effective December 31, 2008. The “Award Agreements” are the agreements specified in List 1 and List 2 below. The provisions of these Amendments apply only to United States taxpayers.
          Capitalized terms used but not defined in these Amendments have the meanings ascribed thereto in the applicable Award Agreement or in The Goldman Sachs Amended and Restated Stock Incentive Plan (the “SIP” or “Plan”). References to “RSUs” shall mean “One-time RSUs”, “Broad-Based RSUs,” “Year-End RSUs,” “French Alternative Year-End RSUs,” or “DSP RSUs,” as may be applicable to any particular Award Agreement.
          The Award Agreements specified in List 1 below are those to which these Amendments apply without modification. The Award Agreements specified in List 2 below are those to which these Amendments apply with the modifications specified in List 2. In the case of the Award Agreements specified in List 2 below, references in Paragraph 15 of these Amendments to provisions of the Award Agreement shall refer to the corresponding provisions specified in List 2 below (“Corresponding Provisions”). If and to the extent that an Award Agreement does not include a provision (including any Corresponding Provision) referred to in Paragraph 15 of these Amendments, the specific portion of these Amendments that refers to that provision shall not apply to that Award Agreement.
Text of Amendments:
          The Award Agreements are amended as follows: Paragraph 15, as set forth below, shall replace in its entirety the existing Paragraph 15 of each Award Agreement specified in List 1 or the Corresponding Provision (if any) of each Award Agreement specified in List 2, and shall be added to each Award Agreement specified in List 2 that has no Corresponding Provision that corresponds to Paragraph 15.
          “15. Compliance of Award Agreement and Plan with Section 409A. To comply with “Section 409A” (as defined in Paragraph 15(a), below), including exemptions thereunder, if you are a U.S. taxpayer, certain provisions of this Award Agreement and of the Plan shall apply only as modified as provided in this Paragraph 15.
               (a) References in this Award Agreement to “Section 409A” refer to Section 409A of the Code, including any amendments or successor provisions to that Section and any regulations and other administrative guidance thereunder, in each case as they, from time to time, may be amended or interpreted through further administrative guidance. This Award Agreement and the Plan provisions that apply to this Award are intended and shall be construed to comply with Section 409A (including the requirements applicable to, or the conditions for exemption from treatment as, a “deferral of compensation” or “deferred compensation” as those terms are defined in the regulations under Section 409A (“409A deferred compensation”), whether by reason of short-term deferral treatment or other exceptions or provisions). The Committee shall have full authority to give effect to this intent. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the provisions of the Plan and this Award Agreement, the provisions of this Award Agreement shall govern, and in the case of any conflict or potential inconsistency between this Paragraph 15 and the other provisions of this Award Agreement, this Paragraph 15 shall govern.
               (b) The Delivery of Shares shall not be delayed beyond the date on which all applicable conditions or restrictions on delivery of Shares in respect of your RSUs required by this Agreement (including, without limitation, those specified in Paragraphs 3(b) and (c), 6(b) and (c) (execution of waiver and release of claims and agreement to pay associated tax liability) and 9 of this Award Agreement and the consents and other items specified in Section 3.3 of the Plan) are satisfied, and shall occur by March 15 of the calendar year in which the Delivery Date occurs unless, in order to permit such conditions or restrictions to be satisfied, the Committee elects, pursuant to Treasury Regulations section (“Reg.”) 1.409A-1(b)(4)(i)(D) or otherwise as may be permitted in accordance with Section 409A, to delay delivery of Shares to a later date within the same calendar year or to such later date as may be permitted under Section 409A, including, without limitation, Regs. 1.409A-2(b)(7) (in conjunction with Section 3.21.3 of the Plan pertaining to Code Section 162(m)) and 1.409A-3(d).
               (c) Notwithstanding the provisions of Paragraph 3(b)(iii) and Section 1.3.2(i) of the Plan, to the extent necessary to comply with Section 409A, any securities, other Awards or other property that the Firm may deliver in respect of your RSUs shall not have the effect of deferring delivery or payment, income inclusion, or a substantial risk of forfeiture, beyond the date on which such delivery, payment or inclusion would occur or such risk of forfeiture would lapse, with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose pursuant to Reg. 1.409A-1(b)(4)(i)(D) or otherwise as may be permitted under Section 409A, including, without limitation and to the extent applicable, the subsequent election provisions of Section 409A(a)(4)(C) of the Code and Reg. 1.409A-2(b)).
               (d) Notwithstanding the timing provisions of Paragraph 3(c), the delivery of Shares referred to therein shall be made after the date of death and during the calendar year that includes the date of death (or on such later date as may be permitted under Section 409A).
               (e) The delivery of Shares referred to in Paragraph 7 shall occur on the earlier of (i) the Delivery Date or (ii) within the calendar year in which the termination of Employment occurs; provided, however, that, if you are a “specified employee” (as defined by the Firm in accordance with Section 409A(a)(2)(i)(B) of the Code), delivery shall occur on the earlier of the Delivery Date or (to the extent required to avoid the imposition of additional tax under Section 409A) the date that is six months after your termination of Employment (or, if the latter date is not during a Window Period, the first trading day of the next Window Period). For purposes of Paragraph 7, references in this Award Agreement to termination of Employment mean separation from service (as defined by the Firm in accordance with Section 409A).
               (f) Notwithstanding any provision of Paragraph 8 or Section 2.8.2 of the Plan to the contrary, the Dividend Equivalent Rights with respect to each of your Outstanding RSUs shall be paid to you within the calendar year that includes the date of distribution of any corresponding regular cash dividends paid by GS Inc. in respect of a Share the record date for which occurs on or after the Date of Grant. The payment shall be in an amount (less applicable withholding) equal to such regular dividend payment as would have been made in respect of the Shares underlying such Outstanding RSUs.
               (g) The timing of delivery or payment referred to in Paragraph 9(g) shall be the earlier of (i) the Delivery Date or (ii) within the calendar year in which the Committee receives satisfactory documentation relating to your Conflicted Employment, provided that such delivery or payment shall be made only at such time as, and if and to the extent that it, as reasonably determined by the Firm, would not result in the imposition of any additional tax to you under Section 409A.
               (h) Paragraph 10 and Section 3.4 of the Plan shall not apply to Awards that are 409A deferred compensation.
               (i) Delivery of Shares in respect of any Award may be made, if and to the extent elected by the Committee, later than the Delivery Date or other date or period specified hereinabove (but, in the case of any Award that constitutes 409A deferred compensation, only to the extent that the later delivery is permitted under Section 409A).
               (j) In addition to and without limiting the generality of the provisions of Section 1.3.5 of the Plan, neither the Firm nor any Covered Person shall have any liability to you or any other person for any action taken or omitted in respect of this or any other Award.”
List 1: Award Agreements to which these Amendments apply without modification:
•	The Goldman Sachs Amended and Restated Stock Incentive Plan 2008 One-Time RSU Award Agreements

•	The Goldman Sachs Amended and Restated Stock Incentive Plan 2008 Broad Based Equity Program Award Agreement

•	The Goldman Sachs Amended and Restated Stock Incentive Plan One Time RSU Award Agreement (from 2007)

•	The Goldman Sachs Amended and Restated Stock Incentive Plan 2007 Broad Based Equity Program Award Agreement

•	The Goldman Sachs Amended and Restated Stock Incentive Plan 2007 Year End RSU Award Agreement

•	The Goldman Sachs Amended and Restated Stock Incentive Plan One Time RSU Award Agreements (from 2006)

•	The Goldman Sachs Amended and Restated Stock Incentive Plan 2006 Year-End RSU Award Agreement

•	The Goldman Sachs Amended and Restated Stock Incentive Plan One Time RSU Award Agreement (from 2005, includes prior 409A language)
List 2: Award Agreements to which these Amendments apply with the following modifications:
I The Goldman Sachs Amended and Restated Stock Incentive Plan 2007 Year-End RSU Award Agreement (fully vested)
(1)	The references in Paragraph 15(b) shall read “Paragraphs 3(b) and (c), 6(b) (execution of waiver and release of claims and agreement to pay associated tax liability) and 9 of this Award Agreement...”.
II The Goldman Sachs Amended and Restated Stock Incentive Plan 2007 Year-End French Alternative RSU Award Agreement; and
     The Goldman Sachs Amended and Restated Stock Incentive Plan 2006 Year-End French Alternative RSU Award Agreement
(1)	Paragraph 15(c) shall not apply; and

(2)	References in Paragraph 15(g) to Paragraph 9(g) shall instead refer to Paragraph 9(h).
III The Goldman Sachs Amended and Restated Stock Incentive Plan 2005 Year-End French Alternative RSU Award Agreement
(1)	Paragraph 15(c) shall not apply;

(2)	References in Paragraph 15(g) to Paragraph 9(g) shall instead refer to Paragraph 9(h); and

(3)	There is no Corresponding Provision to Paragraph 15. This amendment therefore adds a new Paragraph 15, rather than amending an existing Paragraph 15.
IV The Goldman Sachs Amended and Restated Stock Incentive Plan 2007 Discount Stock Program Award Agreement (pre-tax); and
     The Goldman Sachs Amended and Restated Stock Incentive Plan 2006 Discount Stock Program Award Agreement (pre-tax)

(1)	The references in Paragraph 15(b) shall read “Paragraphs 3(b) and (c), 6(c) (execution of waiver and release of claims and agreement to pay associated tax liability) and 9 of this Award Agreement...”.
V The Goldman Sachs Amended and Restated Stock Incentive Plan 2005 Discount Stock Program Award Agreement (pre-tax)
(1)	The references in Paragraph 15(b) shall read “Paragraphs 3(b) and (c), 6(c) (execution of waiver and release of claims and agreement to pay associated tax liability) and 9 of this Award Agreement...”; and

(2)	In Paragraph 15(g), the words “delivery or” shall be deleted both times those words appear together.
VI The Goldman Sachs Amended and Restated Stock Incentive Plan 2007 Discount Stock Program Award Agreement (French alternative, pre-tax)
(1)	The references in Paragraph 15(b) shall read “Paragraphs 3(b) and (c), 6(c) (execution of waiver and release of claims and agreement to pay associated tax liability) and 9 of this Award Agreement...”;

(2)	Paragraph 15(c) shall not apply; and

(3)	References in Paragraph 15(g) to Paragraph 9(g) shall instead refer to Paragraph 9(h).
VII The Goldman Sachs Amended and Restated Stock Incentive Plan 2007 Discount Stock Program Award Agreement (after-tax); and
     The Goldman Sachs Amended and Restated Stock Incentive Plan 2006 Discount Stock Program Award Agreement (after-tax)
(1)	The references in Paragraph 15(b) shall read “Paragraphs 3(b) and (c), 7(b)(i) (execution of waiver and release of claims and agreement to pay associated tax liability) and 10 of this Award Agreement...”;

(2)	References in Paragraph 15(c) to Paragraph 3(b)(iii) shall instead refer to Paragraph 3(b)(iv);

(3)	References in Paragraph 15(e) to Paragraph 7 shall instead refer to Paragraph 8;

(4)	References in Paragraph 15(f) to Paragraph 8 shall instead refer to Paragraph 9;

(5)	References in Paragraph 15(g) to Paragraph 9(g) shall instead refer to Paragraph 10(g);

(6)	References in Paragraph 15(h) to Paragraph 10 shall instead refer to Paragraph 11; and

(7)	All references to paragraph 15 shall instead refer to Paragraph 16.
VIII The Goldman Sachs Amended and Restated Stock Incentive Plan 2005 Discount Stock Program Award Agreement (after-tax)

(1)	The references in Paragraph 15(b) shall read “Paragraphs 3(b) and (c), 7(b)(i) (execution of waiver and release of claims and agreement to pay associated tax liability) and 10 of this Award Agreement...”;

(2)	References in Paragraph 15(c) to Paragraph 3(b)(iii) shall instead refer to Paragraph 3(b)(iv);

(3)	References in Paragraph 15(e) to Paragraph 7 shall instead refer to Paragraph 8;

(4)	References in Paragraph 15(f) to Paragraph 8 shall instead refer to Paragraph 9;

(5)	References in Paragraph 15(g) to Paragraph 9(g) shall instead refer to Paragraph 10(g) and, because Paragraph 10(g) does not provide for “delivery of Shares,” Paragraph 15(g) shall be read to only apply to “payments;”

(6)	References in Paragraph 15(h) to Paragraph 10 shall instead refer to Paragraph 11; and

(7)	All references to paragraph 15 shall instead refer to Paragraph 16.
IX The Goldman Sachs Amended and Restated Stock Incentive Plan 2007 Discount Stock Program Award Agreement (French alternative, after-tax)
(1)	The references in Paragraph 15(b) shall read “Paragraphs 3(b) and (c), 7(b)(i) (execution of waiver and release of claims and agreement to pay associated tax liability) and 10 of this Award Agreement...”;

(2)	References in Paragraph 15(c) to Paragraph 3(b)(iii) shall instead refer to Paragraph 3(b)(iv)(A);

(3)	References in Paragraph 15(e) to Paragraph 7 shall instead refer to Paragraph 8;

(4)	References in Paragraph 15(f) to Paragraph 8 shall instead refer to Paragraph 9;

(5)	References in Paragraph 15(g) to Paragraph 9(g) shall instead refer to Paragraph 10(h);

(6)	References in Paragraph 15(h) to Paragraph 10 shall instead refer to Paragraph 11; and

(7)	All references to paragraph 15 shall instead refer to Paragraph 16.
X The Goldman Sachs Amended and Restated Stock Incentive Plan 2007 Discount Stock Program Award Agreement for Certain Persons Participating in the Goldman Sachs 2007 Employee Benefits Trust; and
     The Goldman Sachs Amended and Restated Stock Incentive Plan 2006 Discount Stock Program Award Agreement (Japan — SRP)
(1)	The references in Paragraph 15(b) shall read “Paragraphs 3(b), (d) and (e), 7(b)(i) (execution of waiver and release of claims and agreement to pay associated tax liability) and 10 of this Award Agreement...”;

(2)	References in Paragraph 15(c) to Paragraph 3(b)(iii) shall instead refer to Paragraph 3(b)(v);

(3)	References in Paragraph 15(d) to Paragraph 3(c) shall instead refer to Paragraph 3(e);

(4)	References in Paragraph 15(e) to Paragraph 7 shall instead refer to Paragraph 8;

(5)	References in Paragraph 15(f) to Paragraph 8 shall instead refer to Paragraph 9;

(6)	References in Paragraph 15(g) to Paragraph 9(g) shall instead refer to Paragraph 10(g);

(7)	References in Paragraph 15(h) to Paragraph 10 shall instead refer to Paragraph 11; and

(8)	All references to paragraph 15 shall instead refer to Paragraph 16.
XI The Goldman Sachs Amended and Restated Stock Incentive Plan 2005 Discount Stock Program Award Agreement (Japan – SRP)
(1)	The references in Paragraph 15(b) shall read “Paragraphs 3(b), (d) and (e), 7(b)(i) (execution of waiver and release of claims and agreement to pay associated tax liability) and 10 of this Award Agreement...”;

(2)	References in Paragraph 15(c) to Paragraph 3(b)(iii) shall instead refer to Paragraph 3(b)(v);

(3)	References in Paragraph 15(d) to Paragraph 3(c) shall instead refer to Paragraph 3(e);

(4)	References in Paragraph 15(e) to Paragraph 7 shall instead refer to Paragraph 8;

(5)	References in Paragraph 15(f) to Paragraph 8 shall instead refer to Paragraph 9;

(6)	References in Paragraph 15(g) to Paragraph 9(g) shall instead refer to Paragraph 10(g) and, because Paragraph 10(g) does not provide for “delivery of Shares,” Paragraph 15(g) shall be read to only apply to “payments;”

(7)	References in Paragraph 15(h) to Paragraph 10 shall instead refer to Paragraph 11; and

(8)	All references to paragraph 15 shall instead refer to Paragraph 16.
XII The Goldman Sachs Amended and Restated Stock Incentive Plan 2005 Discount Stock Program Award Agreement (Germany and Italy)
(1)	The references in Paragraph 15(b) shall read “Paragraphs 3(b), (d) and (e), 7(b)(i) (execution of waiver and release of claims and agreement to pay associated tax liability) and 10 of this Award Agreement...”;

(2)	References in Paragraph 15(c) to Paragraph 3(b)(iii) shall instead refer to Paragraph 3(b)(iv);

(3)	References in Paragraph 15(d) to Paragraph 3(c) shall instead refer to Paragraph 3(e);

(4)	References in Paragraph 15(e) to Paragraph 7 shall instead refer to Paragraph 8;

(5)	References in Paragraph 15(f) to Paragraph 8 shall instead refer to Paragraph 9;

(6)	References in Paragraph 15(g) to Paragraph 9(g) shall instead refer to Paragraph 10(g) and, in Paragraph 15(g), the words “delivery or” shall be deleted both times those words appear together;

(7)	References in Paragraph 15(h) to Paragraph 10 shall instead refer to Paragraph 11; and

(8)	All references to paragraph 15 shall instead refer to Paragraph 16.
XIII The Goldman Sachs Amended and Restated Stock Incentive Plan One-Time RSU Award Agreement (Hope Team)
(1)	References in Paragraph 15(b) shall read “Paragraphs 3(b), (c) and (d), and 7 of this Award Agreement...”;

(2)	Paragraph 15(e) shall not apply;

(3)	References in Paragraph 15(f) to Paragraph 8 shall instead refer to Paragraph 6;

(4)	References in Paragraph 15(g) to Paragraph 9(g) shall instead refer to Paragraph 7(g);

(5)	References in Paragraph 15(h) to Paragraph 10 shall instead refer to Paragraph 8; and

(6)	All references to Paragraph 15 shall instead refer to Paragraph 13.
XIV The Goldman Sachs Amended and Restated Stock Incentive Plan 2005 Year-End RSU Award Agreement
(1)	In Paragraph 15(g), the words “delivery or” shall be deleted both times those words appear together.
XV The Goldman Sachs Amended and Restated Stock Incentive Plan One Time RSU Award Agreements (from 2005, no prior 409A language);
     The Goldman Sachs Amended and Restated Stock Incentive Plan One Time RSU Award Agreement (from 2004); and
     The Goldman Sachs Amended and Restated Stock Incentive Plan 2004 Year-End RSU Award Agreement
(1)	Paragraph 15(g) shall not apply; and

(2)	There is no Corresponding Provision to Paragraph 15. This Amendment therefore adds a new Paragraph 15, rather than amending an existing Paragraph 15.
XVI The Goldman Sachs Amended and Restated Stock Incentive Plan One Time RSU Award Agreement (from 2003)
(1)	References in Paragraph 15(c) to Paragraph 3(b)(iii) shall instead refer to Paragraph 3(b);

(2)	Paragraph 15(g) shall not apply; and

(3)	There is no Corresponding Provision to Paragraph 15. This amendment therefore adds a new Paragraph 15, rather than amending an existing Paragraph 15.